DELAWARE VIP TRUST

Delaware VIP Small Cap Value Series
(the "Series")

Supplement to the Series' Prospectuses
dated April 30, 2007

Effective March 7, 2008, the Series will be offered for inclusion in new insurance products. Accordingly, the first paragraph under "Overview: Delaware VIP Small Cap Value Series" on page 2 of each of the Series' prospectuses is hereby deleted.

In connection with the reopening of the Series, the 12b-1 fees for the Service Class shares will remain at 0.25% of average daily net assets through at least April 30, 2008.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2008.